UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2017

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (507) 454-5374
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 25, 2017, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 289,260,924 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 262,506,449 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:

•
Proposal #1 – Election of directors. The election of a board of directors consisting of ten members to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Willard D. Oberton	220,312,214	3,443,787	209,480
Michael J. Ancius	220,327,603	3,252,384	385,494
Michael J. Dolan	215,614,797	8,058,928	291,756
Stephen L. Eastman	219,186,350	4,391,586	387,545
Daniel L. Florness	221,289,079	2,453,343	223,059
Rita J. Heise	220,426,271	3,161,223	377,987
Darren R. Jackson	219,405,072	4,165,513	394,896
Daniel L. Johnson	220,333,973	3,363,691	267,817
Scott A. Satterlee	220,501,429	3,074,664	389,388
Reyne K. Wisecup	218,469,832	5,236,638	259,011
There were 38,540,968 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were duly elected to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified.

•	Proposal #2 – Ratification of appointment of independent registered public accounting firm for the year ending December 31, 2017. The voting results were as follows:

For	Against	Abstain
248,139,990	14,180,145	186,314
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017 was duly ratified by our shareholders.

•	Proposal #3 – Re-approval of the Fastenal Company Incentive Plan. The voting results were as follows:

For	Against	Abstain
219,683,364	3,504,837	777,280
There were 38,540,968 broker non-votes.
Based on the votes set forth above, the re-approval of the Fastenal Company Incentive Plan was duly approved by our shareholders.

•
Proposal #4 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2017 Annual Meeting. The voting results were as follows:

For	Against	Abstain
215,864,453	6,911,556	1,189,472
There were 38,540,968 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was duly adopted by our shareholders.

•	Proposal #5 - An advisory vote on a non-binding resolution to determine the frequency for future shareholder votes on executive compensation. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
202,117,859	2,103,984	19,071,729	671,909
There were 38,540,968 broker non-votes.
Based on the votes set forth above, the choice of the shareholders with respect to the frequency with which shareholders of the Company should be entitled to have an advisory vote on executive compensation was 'every year'. In accordance with the results of the vote, the board of directors determined to follow the shareholders' recommendation and the Company will conduct an annual advisory vote on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENAL COMPANY

Date: April 27, 2017	By:	/s/ Sheryl A. Lisowski

Sheryl A. Lisowski
Controller, Chief Accounting Officer, and Treasurer